--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                        VALUE
 RATING*  (000)          DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--116.2%
                 MORTGAGE PASS-THROUGHS
        $   6    Federal National Mortgage Association,
                   9.50%, 7/01/20 ..............................    $      6,400
                                                                    ------------

                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--8.4%
        1,671@   Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
                   Series 1601, Class 1601-SD,
                     10/15/08 ..................................       1,656,464
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        1,240      Trust 1992-43, Class 43-E,
                     4/25/22 ...................................       1,231,717
        2,837@     Trust 1992-129, Class 129-J,
                     7/25/20 ...................................       2,695,318
        1,444      Trust 1993-193, Class 193-E,
                     9/25/23 ...................................         647,143
        1,758      Trust 1993-223, Class 223-PT,
                     10/25/23 ..................................         201,523
          553      Trust 1994-72, Class 72-L,
                     4/25/24 ...................................         547,457
        2,757      Trust 1998-43, Class 43-YJ,
                     7/18/28 ...................................         413,507
                                                                    ------------
                                                                       7,393,129
                                                                    ------------
                 NON-AGENCY MULTIPLE CLASS
                 MORTGAGE PASS THROUGHS--0.7%
AAA       609    Citicorp Mortgage Securties,
                   Trust 1998-3, Class 3-A6,
                     5/25/28 ...................................         592,824
                                                                    ------------
                 ADJUSTABLE & INVERSE FLOATING RATE
                 MORTGAGES--8.3%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        1,079      Series 1635, Class 1635-P,
                     12/15/00 ..................................         914,186
          817      Series 1727, Class 1727-LB,
                     5/15/24 ...................................         694,550
          498      Series 1862, Class 1862-SJ,
                     11/15/23 ..................................         439,904
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        2,305      Trust 1993-209, Class 209-SG,
                     8/25/08 ...................................       2,080,223
          704      Trust 1993-212, Class 212-SA,
                     11/25/08 ..................................         582,818
          256      Trust 1994-37, Class 37-SC,
                     3/25/24 ...................................         250,421
AAA     2,635      Sears Mortgage Securities Corp.,
                     Series 1993-7, Class 7-S3,
                       4/25/08 .................................       2,414,305
                                                                    ------------
                                                                       7,376,407
                                                                    ------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--21.5%
AAA    27,865    Credit Suisse First Boston
                   Mortgage Securities Corp.,
                   Series 1997-C1, Class AX,
                     4/20/22 ** ................................       2,239,911
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        1,354      Series 1543, Class 1543-VU,
                     4/15/23 ...................................         263,305
        3,498      Series 1588, Class 1588-PM,
                     9/15/22 ...................................         348,608
          946      Series 1880, Class 1880-DA,
                     3/15/08 ...................................         230,647
        4,061      Series 2154, Class 2154-PF,
                     4/15/21 ...................................         747,493
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        8,837      Trust 299, Class 2, 5/01/28 .................       2,780,910
        2,500      Trust 1993-163, Class 163-PH,
                     3/25/22 ...................................         434,250
        3,423      Trust 1993-188, Class188-VA,
                     3/25/13 ...................................         288,795
        4,632      Trust 1993-194, Class 194-PV,
                     6/25/08 ...................................         495,036
        1,934@     Trust 1993-214, Class 214-SL,
                     12/25/08 ..................................       1,705,120
        2,500      Trust 1997-50, Class 50-HK,
                     8/25/27 ...................................         707,378
        6,755      Trust 1997-84, Class 84-PJ,
                     1/25/08 ...................................       1,293,115
        2,660      Trust 1998-44, Class 44-JI,
                     8/20/17 ...................................         298,169
       15,235      Trust 1998-51, Class 51-SP,
                     9/25/28 ...................................         176,149
       19,879      Trust 1999-35, Class 35-LS,
                     7/25/00 ...................................         481,451
       13,281      Trust 1999-52, Class 52-TS,
                     7/25/00 ...................................         433,699
        3,691      Trust 1999-64, Class 64-IA,
                     5/25/21 ...................................         531,738

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                        VALUE
 RATING*  (000)          DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES  (CONTINUED)
                 Government National Mortgage
                   Association,
      $ 2,156      Trust 1998-24, Class 24-IB,
                     5/20/23 ...................................    $    479,733
        2,974      Trust 1999-17, Class 17-PF,
                     10/16/25 ..................................         596,661
          656      Trust 2000-7, Class 7-LB,
                     6/16/25 ...................................         167,562
Aaa    11,646    Merrill Lynch Mortgage Investors, Inc.,
                   Series 1997-C2, Class IO,
                     12/10/29 ..................................         735,427
Aaa    15,162    Morgan (J.P.) Commercial Mortgage
                   Finance Corp.,
                   Series 1997-C5, Class X,
                     9/15/29 ** ................................       1,014,513
Aaa     3,331    Morgan Stanley Capital 1 Inc.,
                   Series 1997-HF1, Class HF1-X,
                     6/15/17 ** ................................         218,679
                 Residential Funding Mortgage
                   Securities, Inc.
AAA    31,682      Series 1998-S19, Class A8,
                     8/25/28 ...................................         252,469
AAA   135,000      Series 1999-S14, Class A5B,
                     6/25/29 ...................................       2,046,094
                                                                    ------------
                                                                      18,966,912
                                                                    ------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--2.0%
                 Collateralized Mortgage Obligation Trust,
AAA       465      Trust 26, Class A, 4/23/17 ..................         383,787
AAA        39      Trust 29, Class A, 5/23/17 ..................          30,257
          230    Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
                   Series 1946, Class 1946-N,
                     10/15/08 ..................................         164,723
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        1,406      Trust 1993-225, Class 225-ME,
                     11/25/23 ..................................         506,160
          836      Trust 1994-25, Class 25-C,
                     11/25/23 ..................................         649,112
          102      Trust 1997-85, Class 85-LE,
                     10/25/23 ..................................          73,616
                                                                    ------------
                                                                       1,807,655
                                                                    ------------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--4.8%
BB      1,000    DLJ Mortgage Acceptance Corp.,
                   Series 1997-CF1,
                     7.91%, 4/15/07** ..........................         920,335
                 Merrill Lynch Mortgage Investors, Inc.,
BBB     1,000      Series 1995-C1, Class D,
                     7.913%, 5/25/15 ...........................         998,504
BBB       500      Series 1996-C1, Class D,
                     7.42%, 4/25/28 ............................         475,780
AAA  $  2,000    New York City Mortgage Loan Trust,
                   Multifamily, Series 1996, Class A-2,
                     6.75%, 6/25/11** ..........................    $  1,857,187
                                                                    ------------
                                                                       4,251,806
                                                                    ------------
                 ASSET-BACKED SECURITIES--1.3%
AAA       800    Chase Credit Card Master Trust,
                   Series 1997-5, Class A,
                     6.19%, 8/15/05 ............................         785,818
NR        420    Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1,
                     7.33%, 3/15/06**/*** ......................         125,878
NR        899    Structured Mortgage Asset
                   Residential Trust, Series 1997-3,
                     8.57%, 4/15/06@@/*** ......................         197,842
                                                                    ------------
                                                                       1,109,538
                                                                    ------------
                 U.S GOVERNMENT AND AGENCY
                 SECURITIES--1.0%
          921    Small Business Administration,
                   Series 1998-IO, Class 10-A,
                     6.12%, 2/01/08 ............................         849,913
                                                                    ------------

                 ZERO COUPON BONDS--40.5%
       12,407      2/15/05 - 8/15/05 ...........................       9,061,360
                 Government Trust Certificates,
        5,220      Class 2-F, 5/15/05 ..........................       3,782,517
       13,760      Class T-1, 5/15/05 ..........................       9,822,576
       18,000@   United States Treasury Strip,
                   8/15/05 .....................................      13,058,460
                                                                      ----------
                                                                      35,724,913
                                                                      ----------
                 TAXABLE MUNICIPAL BONDS--6.7%
AAA     1,000    Alameda County California Pension
                   Obligation, Zero coupon, 12/01/05                     669,500
AAA     1,000    Alaska Energy Power Authority Rev.
                   Zero coupon, 7/01/05 ........................         775,180
                 Kern County California
                   Pension Obligation,
AAA     1,366      Zero coupon, 8/15/00 - 8/15/05 ..............         988,095
                 Long Beach California
                   Pension Obligation,
AAA     1,373      Zero coupon, 9/01/00 - 9/01/05 ..............         990,802
AAA       500      7.09%, 9/01/09 ..............................         484,315
                 Los Angeles County California
AAA     1,339      Pension Obligation,
                   Zero coupon, 12/31/00 - 6/30/05 .............         968,777
AAA     1,000      8.62%, 6/30/06 ..............................       1,053,630
                                                                    ------------
                                                                       5,930,299
                                                                    ------------
                 CORPORATE BONDS--12.8%
                 FINANCE & BANKING--6.5%
A3      1,000@   American Savings Bank,
                   6.63%, 2/15/06** ............................         939,440
NR      1,382    Equitable Life Assurance
                   Society USA, Zero coupon,
                   12/01/00 - 12/01/05** .......................         987,325

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                        VALUE
 RATING*  (000)          DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                 FINANCE & BANKING (CONTINUED)
A     $ 1,000    Lehman Brothers Holdings, Inc.,
                   6.75%, 9/24/01 ..............................   $    989,048
BBB+    1,900    PaineWebber Group, Inc.,
                   7.875%, 2/15/03 .............................      1,885,104
Aa3     1,000    Salomon Smith Barney Holdings, Inc.,
                   6.75%, 1/15/06 ..............................        958,600
                                                                   ------------
                                                                      5,759,517
                                                                   ------------
                 INDUSTRIALS--2.8%
AA-     1,000@   TCI  Communications, Inc.,
                   8.25%, 1/15/03 ..............................      1,019,500
NR      1,932    Union Pacific Corp.,
                   Zero coupon,
                     11/01/00 - 5/01/05** ......................      1,405,895
                                                                   ------------
                                                                      2,425,395
                                                                   ------------
                 UTILITIES--1.1%
A       1,000    Alltel Corp.,
                   7.50%, 3/01/06 ..............................        986,210
                                                                   ------------
                 YANKEE--2.4%
BBB-    1,000    Empresa Electric Guacolda SA,
                   7.95%, 4/30/03** ............................        958,011
BBB+      200@   Empresa Electric Pehuenche,
                   7.30%, 5/01/03 ..............................        193,670
A-      1,000    Israel Electric Corp., Ltd.,
                   7.25%, 12/15/06** ...........................        969,030
                                                                   ------------
                                                                      2,120,711
                                                                   ------------
                 Total corporate bonds .........................     11,291,833
                                                                   ------------


                 STRIPPED MONEY MARKET
                 INSTRUMENTS--8.2%
       10,000    Vanguard Prime Money
                   Market Portfolio, 12/31/04 ..................      7,239,000
                                                                   ------------
       NOTIONAL
        AMOUNT
         (000)
       --------
                 CALL OPTIONS PURCHASED--0.0%
       15,000    Interest Rate Swap,
                   5.60% over 3 month LIBOR
                   expires 8/7/00 (cost $206,250) ..............              2
                                                                   ------------
                 Total long-term investments
                   (cost $99,734,158) ..........................    102,540,631
                                                                   ------------
        PRINCIPAL
         AMOUNT
         (000)
       --------
                 SHORT-TERM INVESTMENTS--6.0%
                 DISCOUNT NOTES
        3,300    Federal Home Loan Bank,
                   6.40%, 7/14/00 ..............................      3,292,373

        2,025    Student Loan Marketing Association,
                   6.57%, 7/03/00 ..............................      2,024,261
                                                                   ------------
                 Total short-term investments
                   (amortized cost $5,316,634) .................      5,316,634
                                                                   ------------
                 Total investments, BEFORE
                   investments sold short--122.2%
                     (cost $105,050,792) .......................    107,857,265

                 INVESTMENT SOLD SHORT--(2.6%)
       (2,370)@  United States Treasury Notes,
                   5.88%, 11/15/04
                   (proceeds $2,287,143) .......................     (2,335,564)
                                                                   ------------
                 Total investments, net of
                   investments sold short--119.6%
                     (cost $102,763,649) .......................    105,521,701
                   Liabilities in excess of
                   other assets--(19.6)% .......................    (17,281,894)
                                                                   ------------
                   NET ASSETS--100% ............................   $ 88,239,807
                                                                   ============
----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
***  Illiquid securities representing 0.3% of portfolio assets.
@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
@@ Security is restricted as to public resale. The security was acquired in 1997 and has a current cost of $289,242.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
        LIBOR--  London InterBank Offer Rate.
        REMIC--  Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $105,050,792)
  (Note 1) ....................................................     $107,857,265
Deposits with brokers for securities
  sold short (Note 1) .........................................        2,856,600
Interest receivable ...........................................          877,630
                                                                    ------------
                                                                     111,591,495
                                                                    ------------

LIABILITIES
Reverse repurchase agreements (Note 4) ........................       16,809,125
Investments sold short, at value
  (proceeds 2,287,143) (Note 1) ...............................        2,335,564
Dividends payable .............................................        2,017,028
Due to parent (Note 2) ........................................        1,367,515
Due to custodian ..............................................          770,592
Interest payable ..............................................           51,864
                                                                    ------------
                                                                      23,351,688
                                                                    ------------
NET ASSETS ....................................................     $ 88,239,807
                                                                    ============

Net assets were comprised of:
  Common stock, at par (Note 5) ...............................     $     95,107
  Paid-in capital in excess of par ............................       82,026,697
                                                                    ------------
                                                                      82,121,804
  Undistributed net investment income .........................        3,158,654
  Accumulated net realized gain ...............................          276,065
  Net unrealized appreciation .................................        2,683,284
                                                                    ------------
  Net assets, June 30, 2000 ...................................     $ 88,239,807
                                                                    ============
Net asset value per share:
  ($88,239,807 O 9,510,667 shares of
  common stock issued and outstanding) ........................     $       9.28
                                                                    ============

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (including net discount accretion
    of $98,255 and net of interest expense
    of $457,991) ..............................................    $  3,241,563
                                                                   ------------
Operating expenses
  Investment advisory .........................................         230,947
  Administration ..............................................          46,190
  Custodian ...................................................          32,000
  Independent accountants .....................................          17,000
  Legal .......................................................          14,000
  Miscellaneous ...............................................           1,776
                                                                   ------------
    Total operating expenses ..................................         341,913
                                                                   ------------
Net investment income before excise tax .......................       2,899,650
    Excise tax ................................................         140,000
                                                                   ------------
Net investment income .........................................       2,759,650
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) on:
  Investments .................................................         688,757
  Futures .....................................................        (233,633)
                                                                   ------------
                                                                        455,124
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments .................................................       1,002,393
  Future ......................................................         (74,768)
  Short sales .................................................         (48,421)
                                                                   ------------
                                                                        879,204
                                                                   ------------
Net gain on investments .......................................       1,334,328
                                                                   ------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...................................    $  4,093,978
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations .............................................    $  4,093,978
                                                                   ------------
Increase in investments .......................................      (2,567,103)
Net realized gain .............................................        (455,124)
Increase in unrealized appreciation ...........................        (879,204)
Increase in interest receivable ...............................         (27,490)
Increase in deposits with brokers for
  investments sold short ......................................      (2,856,600)
Increase in payable for investments sold short ................       2,335,564
Increase in due to custodian ..................................         770,592
Increase in interest payable ..................................          10,938
Decrease in accrued expenses and
  other liabilities ...........................................         481,640
                                                                   ------------
Total adjustments .............................................      (3,186,787)
                                                                   ------------
Net cash flows provided by operating activities ...............    $    907,191
                                                                   ============

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ...............    $    907,191
                                                                   ------------
 Cash flows used for financing activities:
  Increase in reverse repurchase agreements ...................         125,250
  Cash dividends paid .........................................      (1,083,737)
                                                                   ------------
Net cash flows used for financing activities ..................        (958,487)
                                                                   ------------
  Net decrease in cash ........................................         (51,296)
  Cash at beginning of period .................................          51,296
                                                                   ------------
  Cash at end of period .......................................    $         --
                                                                   ============

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED   YEAR ENDED
                                                      JUNE 30,      DECEMBER 31,
                                                        2000            1999
                                                    ------------   ------------

INCREASE  (DECREASE) IN
    NET ASSETS

Operations:

  Net investment income ..........................  $  2,759,650   $  4,816,380

  Net realized gain on
    investments ..................................       455,124        537,410

Net change in unrealized
 appreciation/depreciation
 on investments ..................................       879,204     (6,640,406)
                                                    ------------   ------------

Net increase (decrease) in net
 assets resulting from
 operations ......................................     4,093,978     (1,286,616)
                                                    ------------   ------------

Dividends and distributions:

Dividends from net
 investment income ...............................    (3,100,765)    (2,023,028)

Distributions from net
 realized gains ..................................            --     (1,576,972)
                                                    ------------   ------------

Total dividends and distributions ................    (3,100,765)    (3,600,000)
                                                    ------------   ------------
Total increase (decrease) ........................       993,213     (4,886,616)


NET ASSETS

Beginning of period ..............................    87,246,594     92,133,210
                                                    ------------   ------------
End of period (including
  undistributed net investment
  income of $3,158,654 and
  $3,499,769, respectively) ......................  $ 88,239,807   $ 87,246,594
                                                    ============   ============

----------

  * Commencement of investment operations.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------



                                                                    FOR THE
                                                                     PERIOD
                                                                   OCTOBER 31,
                                                                      1998
                                             SIX MONTHS              THROUGH
                                               ENDED   YEAR ENDED     DECEM-
                                              JUNE 30, DECEMBER 31,  BER 31,
                                                2000       1999        1998
                                              -------    -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......  $  9.17    $  9.69     $  8.65
                                              -------    -------     -------
   Net investment income
     (net of interest expense of $0.05,
     $0.09 and $0.05, respectively) .........    0.29       0.51        0.06
   Net realized and unrealized
     gain (loss) ...........................     0.15      (0.65)       0.98
                                              -------    -------     -------
Net increase (decrease) from
  investment operations ....................     0.44      (0.14)       1.04
                                              -------    -------     -------
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......    (0.33)     (0.21)         --
Distributions from net capital gains .......       --      (0.17)         --
                                              -------    -------     -------
Total dividends and distributions ..........    (0.33)     (0.38)         --
                                                         =======     =======
Net asset value, end of period .............  $  9.28    $  9.17     $  9.69
                                              =======    =======     =======
TOTAL INVESTMENT RETURN ....................     4.80%     (1.44)%     12.02%
                                              =======    =======     =======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses .........................     0.77%      0.81%       0.89%++
Operating expenses and interest expense ....     1.81%      1.73%       1.75%++
Operating expenses, interest expense
  and excise taxes .........................     2.12%      1.89%       1.75%++
Net investment income ......................     6.24%      5.28%       3.50%++
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..........  $88,957    $91,165     $90,986
Portfolio turnover .........................       46%        11%          3%
Net assets, end of period (in thousands) ...  $88,240    $87,247     $92,133
Reverse repurchase agreements outstanding,
   end of period (in thousands) ............  $16,809    $16,684     $17,190
Asset coverage+++ ..........................  $ 6,250    $ 6,229     $ 6,369

----------

*    Commencement of investment operations.

+ This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends were assumed for purpose of this calculation, to be reinvested. Total investment return for periods of less than one full year are not annualized.

++   Annualized

+++  Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & POLICIES

BAT Subsidiary, Inc. (the ACCOUNTING "Trust") was incorporated under the laws of the state of Maryland on August 10, 1998, and is a diversified, closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Advantage Term Trust Inc., ("BAT") incorporated under the laws of the state of Maryland and as such, is a wholly-owned subsidiary of BAT. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to BAT. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

     The Trust did not engage in securities lending during the six months ended June 30, 2000.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholder. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management, LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The Trust reimburses BAT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BAT.

NOTE 3. PORTFOLIO SECURITIES

Purchases  and  sales  of  invest-  ment   securities,   other  than  short-term
investments and dollar rolls, for the six months ended June 30, 2000 aggregated $25,177,492 and $25,577,199, respectively.

     The Trust may invest up to 85% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 2000, the Trust held 10.6% of its portfolio assets in restricted securities.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at June 30, 2000 was substantially the same as the basis for financial reporting and accordingly, net unrealized appreciation for federal income tax purposes was $2,806,473 (gross unrealized appreciation--$5,420,328; gross unrealized depreciation--$2,613,855).

     Details of open financial futures contracts at June 30, 2000 are as follows:

                                                         VALUE AT     VALUE AT
NUMBER OF                      EXPIRATION    TRADE        JUNE 30,   UNREALIZED
CONTRACTS   TYPE                  DATE        DATE          2000    DEPRECIATION
---------  ------  ----        ---------   -----------    --------    --------
Short positions:
    10  Eurodollar           March 2002  $(2,311,960)  $(2,322,250)  $(10,290)

    10  Eurodollar           Dec. 2001    (2,310,460)   (2,320,875)   (10,415)

    10  Eurodollar           Sept. 2001   (2,311,210)   (2,322,000)   (10,790)

    70  10 yr. T-Note        July 2000    (6,842,477)   (6,886,250)   (43,273)
                                                                     --------
                                                                     $(74.768)
                                                                     ========


NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2000 was approximately $14,869,823 at a weighted average interest rate of approximately 5.96%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended June 30, 2000 was $16,809,125 as of June 30, 2000 which was 15.1% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The Trust did not enter into dollar rolls during the six months ended June 30, 2000.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. BAT owned all of the 9,510,667 shares outstanding at June 30, 2000.

---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 2000 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                              BAT SUBSIDIARY, INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


[RECYCLE LOGO] Printed on recycled paper


BAT SUBSIDIARY, INC.
--------------------------
SEMI-ANNUAL REPORT
JUNE 30, 2000

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